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                                    FORM 8-K


                                  CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 30, 1999



                        HEFTEL BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                        0-24516              99-0113417
(State or other jurisdiction     (Commission File Number)    (IRS Employer
       incorporation)                                      Identification No.)


3102 Oak Lawn Avenue, Suite 215                                    75219
        Dallas, Texas                                           (Zip Code)
     (Address of principal
       executive offices)

      Registrant's telephone number, including area code:  (214) 525-7700


      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5   ACQUISITION OR DISPOSITION OF ASSETS
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         On April 30, 1999, Heftel Broadcasting Corporation (the "Company")
         acquired the assets of KISF(FM) serving the Las Vegas market for $20.3 million from Radio Vision, Inc. and George E. Tobin.

         The assets acquired consist of items of broadcasting and technical equipment utilized in the transmission of radio signals, Federal Communications Commission licenses and other items of personal property associated with the operations of the broadcast facility.

         The Company borrowed $20.0 million from its $300.0 million revolving credit agreement and used $0.3 million of cash generated from operating activities to fund the acquisition.

         The assets acquired by the Company were utilized by Radio Vision, Inc. and George E. Tobin for the purpose of radio broadcasting. The Company intends to continue such use.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT 10.1 Asset Purchase Agreement, dated March 1, 1999, by and between Radio Vision, Inc. and George E. Tobin and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.25 to the Registrant's Form 10-K filed on March 31, 1999).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Heftel Broadcasting Corporation

                                               -------------------------------

                                                         (Registrant)


                                               By:     /s/ Jeffrey T. Hinson
                                                       -----------------------
                                               Name:   Jeffrey T. Hinson
                                               Title:  Chief Financial Officer

Dated:   May 13, 1999


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                                 Index to Exhibits
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

Exhibit No.                                       Description
----------                                        -----------
   10.1         Asset Purchase Agreement, dated March 1, 1999, by and between between Radio Vision, Inc. and George E. Tobin and Heftel
                Broadcasting Corporation (incorporated by reference to Exhibit
                10.25 to the Registrant's Form 10-K filed on March 31, 1999).

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